Cash, Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2022
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents [Abstract]
Cash, Cash Equivalents and Restricted Cash
20. Cash, Cash Equivalents and Restricted Cash
The following table shows the breakdown of cash, cash equivalents and restricted cash as of December 31, 2022 and 2021:

	December 31, 2021	December 31, 2022
	(in thousands)
Cash, Cash Equivalents and Restricted Cash
Cash and cash equivalents	$123,886	$146,560
Cash and cash equivalents held by VIE ( note 10 )	337	108
Restricted cash	—	6,526

Total cash, cash equivalents and restricted cash	$124,223	$153,194

Our secured term loan facilities and revolving credit facilities require that the borrowers have liquidity (including undrawn available lines of credit with a maturity exceeding 12 months) of no less than (i) $25.0 million, $35.0 million, or $50.0 million, or (ii) 5% of Net Debt or total debt which was $43.1 million as of December 31, 2022, as applicable, whichever is greater. This requirement does not restrict the cash maintained within the company bank accounts but requires the group to hold no less than that amount of free cash within its bank accounts or treasury deposits.
Included within total cash, cash equivalents and restricted cash as of December 31, 2022, is an amount of $0.1 million relating to cash belonging to the VIE’s that we are required to consolidate under U.S. GAAP (December 31, 2021: $0.3 million). Please read Note 10—Variable Interest Entities to our consolidated financial statements.
Amounts included in restricted cash represent cash in blocked deposit accounts that is required to be deposited in accordance with the terms of the secured term loans with a banking institution. These funds are restricted and are not permitted to be used.